                                                                    EXHIBIT 99.1


                         PRIDE INTERNATIONAL RIG STATUS


RIG STATUS AS OF 1-24-03

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

                                                         Current Contract
       Offshore Fleet          Design         Area       From        To        Dayrate                Comments
------------------------  ---------------   --------    ------     ------      --------   -----------------------------------------
OWNED UNITS
DRILLSHIPS
Pride Africa               10,000' WD, DP   W Africa    Oct-99     Jun-05      $163,000
Pride Angola               10,000' WD, DP   W Africa    May-00     May-05      $162,000
SEMISUBMERSIBLES
Pride Brazil                5,000' WD, DP   Brazil      Jul-01     Jul-06      $134,000
Pride Carlos Walter         5,000' WD, DP   Brazil      Jun-01     Jun-06      $134,000
Pride North America       7,500' WD, Conv   W Africa    Aug-99     Aug-04      $164,000
Pride North Sea           1,000' WD, Conv   N Africa    Nov-02     Dec-03      $ 52,000
Pride South America         4,000' WD, DP   Brazil      Jan-03     Jan-05      $ 78,000    In shipyard for 5-yr survey during 1Q03
Pride South Atlantic      1,500' WD, Conv   Brazil      Oct-02     Aug-03      $ 53,000    In shipyard for 5-yr survey during 1Q03
Pride South Pacific       6,500' WD, Conv   W Africa    Jan-03     Mar-04      $ 98,000
Pride South Seas          1,000' WD, Conv   Mexico      Oct-02     Jun-05      $ 53,000
Pride Venezuela           1,500' WD, Conv   Venezuela   Feb-02     Feb-04      $ 79,000
JACKUPS
     International
Pride Cabinda                    300' ILC   W Africa    Aug-00     Aug-05      $ 50,000
Pride Hawaii                     300' ILC   SE Asia     Nov-01     Aug-03      $ 63,000
Pride Montana                    270' ILC   Mid-East    Jun-01     Jun-04      $ 47,000
Pride North Dakota               250' ILC   W Africa    Oct-02     Oct-04      $ 62,000
Pride Ohio                       250' ILC   Mid-East    Apr-02     Mar-04      $ 40,000
Pride Pennsylvania               300' ILC    India      Apr-01     Jun-03      $ 33,000    In shipyard for 5-yr survey during 1Q03
                                                                                           Next contract 6-03 to 6-06 @ 58,000
Pride Rotterdam                205' Accom    N Sea      Oct-02     Sep-03      $ 36,000
Pride West Virginia              300' ILC    India      Nov-02     Nov-04      $ 52,000
     Gulf of Mexico
Pride Alabama                     200' MC     USA
Pride Alaska                      250' MC   Mexico      Nov-02     Jul-05      $ 35,000
Pride Arizona                  250' MS/TD     USA
Pride Arkansas                    200' MC     USA
Pride California               250' MS/TD   Mexico      Aug-02     Oct-05      $ 33,000
Pride Colorado                    200' MC     USA
Pride Florida                  200' MC/TD     USA       Jan-03     Feb-03      $ 21,000
Pride Georgia                  250' MS/TD     USA       Dec-02     Feb-03      $ 22,000
Pride Illinois                    225' MS     USA
Pride Kansas                   250' MC/TD     USA       Nov-02     Apr-04      $ 22,000    Dayrate indexed monthly
Pride Kentucky                    250' MS     USA
Pride Louisiana                250' MS/TD   Mexico      Apr-02     Jul-06      $ 33,000
Pride Michigan                    250' MS     USA
Pride Mississippi              200' MC/TD   Mexico      Sep-02     Apr-05      $ 37,000
Pride Missouri                 250' MC/TD     USA       Nov-02     Feb-03      $ 22,000
Pride Nebraska                 200' MC/TD   Mexico      Nov-02     Jan-06      $ 34,000
Pride Nevada                   200' MC/TD   Mexico      Apr-02     Jul-06      $ 32,000
Pride New Mexico                  200' MC     USA       Nov-02     Feb-03      $ 21,000
Pride Oklahoma                 250' MS/TD   Mexico      Sep-02     Apr-05      $ 35,000
Pride South Carolina           200' MC/TD   Mexico      Jul-02     Mar-06      $ 32,000
Pride Tennessee               300' ILC/TD     USA       Feb-03     Mar-03      $ 24,000    In shipyard for inspections during Jan-03
Pride Texas                    300' MC/TD     USA       Nov-02     Mar-03      $ 26,000
Pride Utah                      80' MC/TD     USA
Pride Wisconsin               300' ILS/TD   Mexico      Aug-02     Dec-03      $ 35,000
Pride Wyoming                     250' MS     USA
Platform Rigs                    21 Units     GOM       Various   Various      $ 20,000 *  6 of 21 rigs operating


DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantliever. MS Mat-supported slot. TD Top drive. *Avg for rig class. ** Not applicable.

                         PRIDE INTERNATIONAL RIG STATUS


                                                         Current Contract
       Offshore Fleet          Design         Area       From        To        Dayrate                Comments
------------------------  ---------------   --------    ------     ------      --------   -----------------------------------------

TENDERS

Al Baraka 1                       650' WD  W Africa     Jun-01     Mar-03      $ 37,000
Alligator                         330' WD  W Africa
Barracuda                         330' WD  W Africa     Jun-02     Sep-03      $ 38,000
Ile De Sein                       450' WD   SE Asia     Dec-02     Dec-04      $ 36,000
Piranha                           600' WD   SE Asia     Mar-03     Mar-05      $ 35,000    In shipyard for 5-yr survey during 1Q03
BARGES
Bintang Kalimantan                 21' WD  W Africa     Sep-01     Sep-03      $ 30,000
Pride I                           150' WD  Venezuela    Jan-95     Jan-05      $ 25,000
Pride II                          150' WD  Venezuela    Jan-95     Jan-05      $ 25,000
MANAGED UNITS
SEMISUBMERSIBLE
Leiv Eiriksson              8,200' WD, DP  W Africa     Jan-02     Jun-03         **       Management fee
JACKUPS
GP 19                            150' ILC  Venezuela    Dec-00     Jun-03         **       Management fee
GP 20                            150' ILC  Venezuela    Dec-00     Jun-03         **       Management fee

                                        Rig Count
Land Fleet                      -----------------------
Country                          Total       Contracted         Utilization
-------                         --------     ----------         -----------
ARGENTINA DRILLING                  51           35                   69%
ARGENTINA WORKOVER                 100           89                   89%

BOLIVIA DRILLING                    6             1                   17%
BOLIVIA WORKOVER                    7             5                   71%

COLOMBIA / EQUADOR DRILLING         14           12                   86%
COLOMBIA WORKOVER                   8             7                   88%

VENEZUELA DRILLING                  9             3                   33%
VENEZUELA WORKOVER                  34           10                   29%

OTHER LAND                          16            8                   50%
CHAD PROJECT                        5             5                   100%

TOTAL RIGS                         250           175                  70%


THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT www.sec.gov. PRIDE CAUTIONS YOU THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.






DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantliever. MS Mat-supported slot. TD Top drive. *Avg for rig class. ** Not applicable.